               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               1999 Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.

TABLE OF CONTENTS
                                                      Page
-----------------------------------------------------------
Manager Profile
Investment Policies & Objectives
Share Buy-back
President's Letter                                      1
Portfolio Manager's Discussion                          3
Portfolio Performance                                   5
Annual Performance of the Fund vs. Indices              5
Total Fund Investments                                  5
Common Stock Market Prices
   & Net Asset Value History                            6
Dividend History                                        6
Tax Information                                         7
FINANCIAL STATEMENTS:
   Statement of Net Assets                              8
   Statement of Operations                             13
   Statements of Changes in Net Assets                 14
   Financial Highlights                                15
   Notes to Financial Statements                       16
Report of Independent Accountants                      18
Directors & Officers of the Fund                       19
Corporate Information                                  20

MANAGER PROFILE

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). The Fund's investment advisor is Lincoln Investment Management, Inc. (LIM), an indirect, wholly owned subsidiary of LNC. In February of 1988, shareholders approved a sub-advisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer may perform some or substantially all of the investment advisory services subject to the direction and supervision of LIM.

   It is expected that on March 1, 2000, Lynch & Mayer will be integrated into Delaware Investments, and Delaware Management Company, an affiliate of Lynch & Mayer and an indirect, wholly owned subsidiary of LNC, will become sub-advisor to the Fund. Delaware Management Company is a Philadelphia-based investment advisor which, together with its affiliates, manages approximately $47 billion in assets as of December 31, 1999, including mutual funds, closed-end funds and institutional accounts.

   In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

   Following the integration with Delaware Investments, Mr. Schwartz will continue as portfolio manager and there will not otherwise be a change in the actual management of the Fund.

INVESTMENT POLICIES & OBJECTIVES

The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.

   The investment portfolio will contain primarily convertible securities, including private placement convertible securities. The Fund may also invest in publicly traded fixed income securities and preferred and common stocks.

   The Fund may borrow to purchase securities in an amount not exceeding 33 1/3 percent of net assets, but, as of December 31, 1999, has chosen not to do so. The Fund may also invest in non-dollar denominated securities, but, as of December 31, 1999, has chosen not to do so.

SHARE BUY-BACK

The Fund's Board of Directors has authorized the Fund to repurchase up to 5% of its outstanding shares. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
PRESIDENT'S LETTER TO SHAREHOLDERS FOR THE YEAR ENDED 1999

Dear Shareholder:

This past year was a positive period for domestic and international equity markets. As memories of the global financial turmoil in 1997 and 1998 receded, equity markets worldwide showed considerable appreciation. Global economies began to show growth once again and corporate profits rose accordingly. The primary concern for investors was how high the Federal Reserve would raise rates to control growth and inflation. Interest rates rose steadily during the year, with the 10-year treasury yield increasing 1.78%. Investors chose to focus on the positives of economic growth, however, rather than the negative consequences of rising rates. The strong economic backdrop, in contrast to 1998, led to an increased willingness by investors to broaden their focus to include less known and smaller capitalization stocks. Although many of the market leading companies remained the same, smaller companies in fast growth sectors also showed significant appreciation. Throughout the year, equity investors primarily focused on the fast growing technology and communications sectors, especially semiconductor, wireless, and internet companies.

   In this investment environment, the convertible securities market and your Fund did quite well. The convertible benchmarks set historical performance records, and the Fund had its highest return in years. The Fund's net asset value ended the year at $21.59, a 38.6% increase over the previous year, including aggregate dividends of $.86 per share. The Fund's performance surpassed the return of the S&P 500 and Russell 2000 equity indices, as well as the major fixed income indices. The share price did not appreciate as much as the net asset value, due to the widening discount at year-end. The discount of many similar Funds also widened during the year. We hope the improved performance of the convertible sector, and of your Fund specifically, will increase investors' appreciation of the value available in the Fund's shares. In an effort to further enhance value for current shareholders and to help reduce the discount, the Fund's Board of Directors has authorized a share buy-back of up to 5% of the Fund's outstanding common stock.

   The improved market breadth and high concentration of technology and telecommunication issues in the convertible marketplace were important factors behind the strong performance of convertibles in 1999. Another important factor was the high degree of equity sensitivity that many convertibles had to their underlying equities. Your Fund also benefited from these trends as many of our largest positions during the year were in the technology and telecommunications sectors. Positions contributing significant portions of the Fund's performance included Comverse Technology, DII Group, Gilat Satellite Networks and Omnipoint Communications.

   The Fund's performance in 1999 was helped by a decision to renew our focus on the capital appreciation component of total return. Throughout the history of the Fund, the underlying equity fundamentals have been our primary investment criteria. We have also invested with a goal of providing a steady current yield. Earning this yield, however, became increasingly difficult in the 1990's as interest rates declined significantly. In addition, achieving performance in the narrow stock market that has existed in recent years required holding on to successful positions after the convertible's yield had declined considerably.

   At the end of the first quarter, we decided that maintaining a constant dividend had constrained the Fund's ability to achieve top performance. During the year, we increased our emphasis on capital appreciation and, consequently, had to reduce the dividend from $.24 to $.20 per quarter. We feel this strategy has been quite successful. After having a negative 4.5% return in the first quarter, we significantly outperformed the equity and convertible benchmarks for the remainder of the year. Market conditions will determine the dividend yield of the Fund in the future.

   We have an optimistic outlook for 2000. We believe that many of the growth trends that existed in 1999 will continue throughout the coming year. The convertible marketplace continues to supply attractive new issues from many of the world's fastest growing companies. Still, we are cognizant of the increased risk in the convertible marketplace as the new year begins. The dramatic run up in equity prices in 1999 has increased the risk level of investing in the leading market sectors. Furthermore, the high degree of equity sensitivity of many convertible securities will make convertibles more susceptible to equity market risk than usual. Individual security selection will be key to performance in 2000. Successful convertible investing will therefore require a balancing of equity selection and convertible security selection to control portfolio risk. Fortunately, we are confident that new issuance in the convertible market will provide ample opportunity to select securities with both growth potential and defensive characteristics. Although we don't expect the same level of exceptional return we had in 1999, we are hopeful that 2000 can be a profitable start to the 21st century for the Fund and our shareholders.

   We are saddened to note the passing of longtime Fund director Charles "Chic" Freund in late 1999. Chic's guidance and service contributed significantly to the Fund's success over the years. Chic will be sincerely missed by all of us who had the pleasure to be associated with him.

Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
President
January 7, 2000

PORTFOLIO MANAGER'S DISCUSSION:

ROBERT D. SCHWARTZ
VICE PRESIDENT/PORTFOLIO MANAGER
LYNCH & MAYER, INC.

WHAT IS A CONVERTIBLE SECURITY AND WHY ARE THEY ATTRACTIVE INVESTMENT VEHICLES? Eighty-five percent of the convertible securities that we invest in are either convertible bonds or convertible preferreds. These securities are similar to regular fixed income securities in that they often have preset coupon or dividend rates, and most convertible bonds have a fixed maturity or redemption date. What makes a convertible different is that convertible securities also give the holder an option to convert into a fixed number of shares of an underlying common stock. This conversion option makes the value of the convertible increase as the underlying equity increases. Importantly however, if the value of the equity decreases, the convertible still has its fixed payment characteristics to support its price. Therefore convertibles have the upside potential of common stocks, but also have extra protection if the underlying equity falls.

CAN YOU DESCRIBE YOUR APPROACH TO INVESTING IN CONVERTIBLE SECURITIES?
Our strategy first focuses on equity selection, since movement in the underlying equity determines most of the variability in the price of a convertible security. We search for companies that are undergoing significant positive fundamental change that will result in increased earnings or cashflow, and therefore have an increasing stock price. Positive change is typically found in companies that have new product cycles, have made a recent acquisition or undergone a restructuring, or whose industry is facing improved fundamentals. These companies have tremendous potential, but also have increased investment risk. Convertible securities can be an excellent investment vehicle in these dynamic situations. We look for a security that will allow us to capture the upside of an equity investment but provide additional protection and income should the expected equity potential not be realized. The combination of these factors gives us a return profile that has produced positive results over the years.

CAN YOU GIVE AN EXAMPLE OF ONE OF YOUR HOLDINGS AND EXPLAIN HOW IT FITS YOUR INVESTMENT PHILOSOPHY AND OUTLOOK?
One of our current and longtime holdings is Comverse Technology. Comverse manufactures hardware and software that allows phone companies around the world to provide enhanced services such as voice mail and call forwarding. We first purchased a Comverse convertible in 1995 when Comverse was just beginning to penetrate the market for enhanced services in the exploding wireless marketplace. As new wireless entrants were entering the communications market, they required new services to attract and retain customers. Comverse successfully provided these services and now dominates this market. Comverse's growth has continued to accelerate as wireless penetration continues to expand throughout the world. We have owned three different convertibles issued by Comverse, choosing the security with the most attractive risk profile when appropriate.

WHAT FACTORS LED TO THE IMPROVEMENT IN PERFORMANCE IN 1999 WHEN COMPARED TO
1998?
The first factor helping performance was the broadening of the market performance to include a wider selection of companies. We have historically had medium sized growth companies as a core part of our investments. During 1998 investors bid up securities of the largest companies, while selling most medium and small company securities. This changed in 1999 as mid-sized companies with good growth prospects also showed significant appreciation. Although most small non-technology stocks continued to lag in 1999, we were less susceptible to this problem than in 1998 as we intentionally more than doubled the market capitalization of our typical holding to $2 billion.

   A second factor was the stability of credit spreads during 1999 even as interest rates rose. This was in stark contrast to the record widening of spreads that took place in 1998. A more stable credit market encouraged investors to halt the "flight to quality" that took place in 1998, and consider investments in lower rated issues that are typical in the convertible market. A third factor was our willingness to hold on to our positions that had excellent equity fundamentals regardless of the convertible security's yield. In 1998, we often replaced our portfolio securities with higher yielding issues as our holdings rose in price in order to maintain our dividend. In the relatively narrow momentum driven market of the past few years, this strategy adversely affected our performance. At the end of the first quarter of 1999, we increased our emphasis on the capital appreciation component of total return, which allowed us to retain these faster growing, lower yielding securities and to boost the Fund's performance.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES AND THE YIELD ON THE FUND'S SHARES? After the rise in rates at the end of 1999 and the beginning of 2000, we believe global growth will continue to place modest pressure on interest rates during the year. Most likely there will be a wide trading range for thirty-year treasuries in the 6.0% to 7.0% range. However, the outlook for the current yield on convertible securities is only partially determined by interest rates. The yield available on convertible investments depends on a number of variables. The performance of convertibles, the credit of issuers, the upside potential of the underlying equities, and the strength of the new issue market all are factors in determining the yield on the Fund. Our investments yielded approximately 4.6% at year-end. The convertible indices are yielding approximately 4.0%. With a strong new issue calendar expected in 2000 and the recent increase in rates, we feel comfortable with the current dividend level as we enter the new year, although market conditions will determine the dividend yield of the Fund in the future. We should also note that the Fund is attempting to minimize short-term gain payouts when possible.

CAN YOU DESCRIBE THE PORTFOLIO CHARACTERISTICS OF THE FUND'S INVESTMENTS?
At year-end the Fund's investments had a current yield of 4.6% versus a 0.1% yield on the underlying common stocks. The median price as a percent of par was 100%. However, many of our larger issues were well above par, bringing our weighted average price to 150% of par. This statistic demonstrates the high degree of equity sensitivity for the portfolio at year-end. The average conversion premium was 20%. In terms of the underlying equities, the median market capitalization was $2.1 billion, up from $800 million the year before. The increase is a combination of our decreased reliance on small issues during the year and price appreciation. Our largest industry weightings were in technology, consumer cyclicals, and communication services.

WHAT IS YOUR OUTLOOK AND STRATEGY FOR THE FUND IN 2000?
We are optimistic for the coming year. The market will continue to be volatile as investors worry about increased inflation. With market participants already expecting increased interest rates in the first half of the year, we do not expect a major negative shock on this front. As long as interest rates continue to behave in an orderly manner, security selection should determine performance. Of course, the key to having strong convertible performance is holding securities whose underlying equities perform well. We believe that growth companies will continue to lead the market higher, at least for the first half of 2000. As the majority of current convertible issuers are high growth companies in the technology and telecommunications industries, we should have an ample supply of potential investment candidates. New issue pricing is also a positive, as yields and premiums have been quite reasonable. One negative of today's issues is that the issuing companies are growing so rapidly that their credit profiles are not very stable. The convertible issues may not provide the desired amount of protection if the underlying equities head significantly lower. Another negative is that many existing issues in these sectors have risen to levels that lack defensive bond characteristics and are pure equity substitutes. We owned a number of these types of securities at year-end. We expect to replace some of these holdings with newer issues as the year progresses, as we move into later stages of the profit cycle for some of these companies. Overall, with a portfolio of companies poised for continued growth, we believe our holdings should be able to provide positive performance in the year ahead.

PORTFOLIO PERFORMANCE
As of December 31, 1999

The following graph presents the cumulative market and net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph below shows the results for each category of what $1,000 invested in 1986 would have grown to by the end of 1999 assuming reinvestment of dividends. The Fund's shares were initially offered with a sales charge of 7%. Performance since inception does not include this or any brokerage commissions for purchases made since inception. Past performance does not guarantee future results.

                                                     1986        1989         1992        1994         1997        1998         1999
Convertible Securities Fund(NAV)                   $1,000      $1,358       $2,032      $2,560       $4,173      $3,961       $5,489
First Boston Convertible Securities Index          $1,000      $1,301       $1,840      $2,079       $3,421      $3,646       $5,190
Convertible Securities Fund(Market)                $1,000      $1,132       $1,875      $2,261       $4,131      $3,452       $4,197




ANNUAL PERFORMANCE OF LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. VS. INDICES*

                                                                                                                       5 YR. AVERAGE
                                                       1999         1998        1997        1996        1995       ANNUALIZED RETURN
------------------------------------------------------------------------------------------------------------------------------------
LN Convertible Securities Fund (at NAV)               38.58%      (5.09%)      13.17%      20.42%       19.59%                16.52%
First Boston Convertible Sec. Index                   42.36%       6.57%       16.90%      13.80%       23.70%                20.10%
Merrill Lynch Convertible Index                       39.56%       8.93%       19.57%      15.90%       24.69%                21.30%
Lipper Convertible Mutual Fund Index                  22.33%       4.40%       17.80%      14.40%       20.60%                15.77%
Standard & Poor's 500 Index                           19.53%      26.67%       33.36%      22.94%       37.53%                26.15%
Russell 2000 Index                                    19.62%      (3.45%)      22.40%      16.50%       28.33%                15.04%
Lehman Gov't/Corporate Bond Index                     (2.15%)      8.29%        9.80%       2.90%       19.24%                 7.61%

* Dividends Reinvested

TOTAL FUND BREAKOUT
At Market or Fair Values As of December 31,

                                                                   1999                                1998
                                                            (000)       % OF TOTAL               (000)      % OF TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Convertible & Public Debt Securities                      $65,314              47%             $67,054             64%
Convertible Preferred Stocks                               57,104              42%              27,490             26%
Common Stocks                                              12,963               9%               4,206              4%
Short-Term Investments                                      2,500               2%               5,799              6%
Other Assets Under Liabilities                               (301)              0%                (322)             0%
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                      $137,580             100%            $104,227            100%

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY (Unaudited)

1999

                                    MARKET PRICES AND VOLUMES                                   NET ASSET VALUE
                     HIGH            LOW          CLOSE         VOLUME                 HIGH           LOW         CLOSE
----------------------------------------------------------------------------------------------------------------------------
1st Quarter       $15.438        $12.813        $12.813        739,200               $16.96        $15.52        $15.63
2nd Quarter        14.250         13.875         14.000        870,500                17.07         15.65         17.07
3rd Quarter        13.688         13.625         13.875        546,500                17.99         16.73         16.73
4th Quarter        16.063         15.750         16.000        999,400                21.59         16.28         21.59

1998

                                    MARKET PRICES AND VOLUMES                                   NET ASSET VALUE
                     HIGH            LOW          CLOSE         VOLUME                 HIGH           LOW         CLOSE
----------------------------------------------------------------------------------------------------------------------------
1st Quarter       $18.625        $16.625        $18.500        866,100               $19.75        $17.76        $19.78
2nd Quarter        19.063         16.750         16.813        536,700                19.88         18.64         19.18
3rd Quarter        17.375         13.500         14.625        529,300                19.39         15.04         15.04
4th Quarter        16.125         13.125         14.000        645,300                16.36         13.70         16.36

1997

                                    MARKET PRICES AND VOLUMES                                   NET ASSET VALUE
                     HIGH            LOW          CLOSE         VOLUME                 HIGH           LOW         CLOSE
----------------------------------------------------------------------------------------------------------------------------
1st Quarter       $19.750        $17.250        $17.375        598,200               $20.20        $18.76        $18.76
2nd Quarter        19.000         16.750         18.875        377,400                20.16         18.15         20.16
3rd Quarter        20.000         18.250         19.500        358,000                22.50         20.16         22.50
4th Quarter        20.438         17.625         17.813        333,200                23.13         18.24         18.24

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

DIVIDEND HISTORY
The table below shows the common dividend per share history.

                              ANNUAL                              ANNUAL
YEAR                         DIVIDEND            YEAR            DIVIDEND
----------------------------------------------------------------------------
1988 and Prior                $0.95              1994             $1.08
1989                           1.57              1995              1.64
1990                           1.02              1996              3.33
1991                           1.02              1997              2.76
1992                           2.14              1998              0.96
1993                           2.92              1999              0.86

TAX INFORMATION (Unaudited)

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 0.86 per share of ordinary income for the tax year 1999. Dividend payments made in April, July, October and mid-January 2000 are taxable in the 1999 tax year.

   In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income and undistributed capital gains for the twelve months ended October 31. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

   The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below:

Corporation's Dividend Received Deduction--Percent              59.25%
Corporation's Dividend Received Deduction--$ Per Share          $0.5038

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF NET ASSETS

DECEMBER 31, 1999

INVESTMENTS-NOTES A & B                                   PAR         MARKET OR
CONVERTIBLE BONDS (47.5%)                               AMOUNT       FAIR VALUE
--------------------------------------------------------------------------------
BUILDING & MATERIALS (1.4%)
Emcor Group
   5.75%, 4/1/05                                     $2,175,000       $1,933,031
                                                                      ----------
CABLE, MEDIA & PUBLISHING (5.2%)
Clear Channel Communications
   1.50%, 12/1/02                                     2,000,000        2,055,000
Echostar Communications 144A
   4.88%, 1/1/07                                      2,500,000        3,078,125
Getty Images
   4.75%, 6/1/03                                      1,195,000        2,067,350
                                                                      ----------
                                                                       7,200,475
                                                                      ----------
COMPUTERS & TECHNOLOGY (9.9%)
Activision
   6.75%, 1/1/05                                      1,670,000        1,674,175
Checkfree Holdings 144A
   6.50%, 12/1/06                                       500,000          796,250
Doubleclick
   4.75%, 3/15/06                                     1,000,000        3,107,500
HNC Software
   4.75%, 3/1/03                                        750,000        1,824,375
Internet Capital Group
   5.50%, 12/21/04                                      300,000          439,125
May & Speh
   5.25%, 4/1/03                                      1,345,000        1,765,313
Technomatix Technologies
   5.25%, 8/15/04                                       975,000          842,155
Tecnomatix Technologies 144A
   5.25%, 8/15/04                                     3,615,000        3,122,456
                                                                      ----------
                                                                      13,571,349
                                                                      ----------
COMMERCIAL SERVICES (0.9%)
Personnel Group of America
   5.75%, 7/1/04                                      1,080,000          881,550
Personnel Group of America 144A
   5.75%, 7/1/04                                        405,000          330,581
                                                                      ----------
                                                                       1,212,131
                                                                      ----------
CONSUMER PRODUCTS (1.0%)
Action Performance
   4.75%, 4/1/05                                      1,000,000          537,500
Action Performance 144A
   4.75%, 4/1/05                                      1,540,000          827,750
                                                                      ----------
                                                                       1,365,250
                                                                      ----------



The accompanying notes are an integral part of the financial statements.

                                                       PAR            MARKET OR
CONVERTIBLE BONDS (CONTINUED)                         AMOUNT         FAIR VALUE
--------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (9.1%)
Advanced Energy
   5.25%, 11/15/06                                  $1,000,000       $ 1,195,000
Amkor Technologies
   5.75%, 5/1/03                                     1,615,000         3,472,250
Atmel
   0.00%, 4/21/18                                    1,000,000           851,250
Cirrus Logic
   6.00%, 12/15/03                                   2,450,000         2,061,063
LSI Logic
   4.25%, 3/15/04                                    1,000,000         2,271,250
Sanmina 144A
   4.25%, 5/1/04                                     1,000,000         1,322,500
STmicroelectron
   0.00%, 9/22/09                                    1,000,000         1,372,500
                                                                     -----------
                                                                      12,545,813
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS (5.3%)
Alpharma
   3.00%, 6/1/06                                     1,000,000         1,077,500
Alpharma 144A
   5.75%, 4/1/05                                       835,000           964,425
North American Vaccine
   6.50%, 5/1/03                                     2,460,000         1,808,100
Quadramed
   5.25%, 5/1/05                                       385,000           177,581
Quadramed 144A
   5.25%, 5/1/05                                     1,460,000           700,800
Res-Care
   6.00%, 12/1/04                                      510,000           410,550
Res-care 144A
   6.00%, 12/1/04                                      120,000            96,600
Sabratek +
   6.00%, 4/15/05                                    1,325,000           496,875
Sabratek 144A +
   6.00%, 4/15/05                                    1,355,000           508,124
Sepacor 144A
   7.00%, 12/15/05                                   1,000,000         1,057,500
                                                                     -----------
                                                                       7,298,055
                                                                     -----------
LEISURE, LODGING & ENTERTAINMENT (2.3%)
Imax
   5.75%, 4/1/03                                       840,000         1,137,150
Signature Resorts
   5.75%, 1/15/07                                    3,190,000         1,965,838
                                                                     -----------
                                                                       3,102,988
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                                                          PAR          MARKET OR
CONVERTIBLE BONDS (CONTINUED)                           AMOUNT        FAIR VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (12.4%)
Antec
   4.50%, 5/15/03                                   $   90,000       $   144,788
Antec 144A
   4.50%, 5/15/03                                    1,175,000         1,890,281
CellStar
   5.00%, 10/15/02                                   1,195,000           923,138
Commscope
   4.00%, 12/15/06                                     500,000           543,125
Comverse Technology
   4.50%, 7/1/05                                     1,095,000         3,735,319
Gilat Satellite Networks
   6.50%, 6/3/04                                       450,000         1,283,625
Gilat Satellite Networks 144A
   6.50%, 6/3/04                                     1,935,000         5,519,588
Oak Industries
   4.88%, 3/1/08                                        10,000            27,675
Oak Industries 144A
   4.88%, 3/1/08                                     1,090,000         3,016,574
                                                                     -----------
                                                                      17,084,113
                                                                     -----------
   TOTAL CONVERTIBLE BONDS (COST OF $50,237,629)                      65,313,205
                                                                     -----------

                                                      NUMBER OF
COMMON STOCK (9.4%)                                     SHARES
--------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (6.9%)
Credence Systems                                        40,000         3,451,250
DII Group                                               84,480         5,995,440
                                                                     -----------
                                                                       9,446,690
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS (0.7%)
Aetna                                                   17,459           974,430
                                                                     -----------
RETAIL (1.7%)
Lowe's                                                  40,000         2,390,000
                                                                     -----------
TELECOMMUNICATIONS (0.1%)
Winstar Communications                                   2,016           151,578
                                                                     -----------
   TOTAL COMMON STOCK (COST OF $7,327,142)                            12,962,698
                                                                     -----------
CONVERTIBLE PREFERRED STOCKS (41.5%)
--------------------------------------------------------------------------------
AUTOMOBILES & AUTO PARTS (1.6%)
Tower Auto Capital Trust 6.75%                          45,650         1,723,288
Tower Auto Capital Trust 144A 6.75%                     12,125           457,719
                                                                     -----------
                                                                       2,181,007
                                                                     -----------
BANKING, FINANCE & INSURANCE (1.1%)
Sovereign Capital Trust II 7.50%                        30,000         1,462,500
                                                                     -----------
                                                                       1,462,500
                                                                     -----------
BUILDING & MATERIALS (2.2%)
DECS Trust V - Crown Castle 7.25%                      100,000         2,987,500
                                                                     -----------


The accompanying notes are an integral part of the financial statements.

                                                      NUMBER OF        MARKET OR
CONVERTIBLE PREFERRED STOCKS (CONTINUED)                SHARES        FAIR VALUE
--------------------------------------------------------------------------------
CABLE, MEDIA & PUBLISHING (6.4%)
Adelphia Communications 5.50%                           12,800       $ 2,451,400
Emmis 6.30%                                             10,000           848,750
Houston Industries Convert to Time Warner 7.00%         14,675         1,768,338
United Globalcom 7.00%                                  15,000           973,125
United Globalcom 7.00% 144A                             30,000         2,730,000
                                                                     -----------
                                                                       8,771,613
                                                                     -----------
COMPUTERS & TECHNOLOGY (6.6%)
Cellnet Funding 7.00%                                  125,360           299,689
L&H Capital Trust 4.75%                                 40,505         1,650,579
Psinet 6.75%                                            35,000         2,047,500
Royal Group Technology 6.875%                          109,682         2,344,453
Verio 6.75%                                             50,000         2,825,000
                                                                     -----------
                                                                       9,167,221
                                                                     -----------
CONSUMER PRODUCTS (0.7%)
Budget Group 6.25%                                      33,380         1,001,400
                                                                     -----------
ENERGY (6.9%)
AES Trust II 5.50%                                      26,105         1,794,719
El Paso Energy Capital Trust 4.75%                      34,600         1,742,975
Kerr-McGee 5.50%                                        60,000         1,950,000
Pogo Trust I 6.50%                                      35,000         1,723,750
Tesoro Petroleum 7.25%                                  70,405           844,860
Unocal Capital Trust 6.25%                              29,200         1,423,500
                                                                     -----------
                                                                       9,479,804
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS (0.1%)
Hybridon 6.50%                                          17,180           171,800
                                                                     -----------
PAPER & FOREST PRODUCTS (0.9%)
International Paper 5.25%                               24,250         1,321,625
                                                                     -----------
TELECOMMUNICATIONS (12.6%)
Global Telesystems 7.25%                                35,000         1,995,000
Global Crossing 144A 7.00%                               8,000         2,252,000
ICG Communications 6.75%                                26,965         1,223,537
ICG Communications 144A 6.75%                           12,965           588,287
Metromedia Fiber Networks 6.25%                         65,000         3,014,375
Omnipoint Communications 7.00%                          24,705         4,866,885
Winstar Communications 7.30% Series F                    2,500         3,390,625
                                                                     -----------
                                                                      17,330,709
                                                                     -----------
TRANSPORTATION (1.4%)
CNF Trust I Series A 5.00%                              15,000           720,000
Union Pacific Capital Trust 6.25%                       28,000         1,165,500
                                                                     -----------
                                                                       1,885,500
                                                                     -----------
UTILITIES (1.0%)
Intermedia 7.00%                                        50,000         1,343,750
                                                                     -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (cost of $53,184,726)           57,104,429
                                                                     -----------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF       MARKET OR
                                                        SHARES        FAIR VALUE
--------------------------------------------------------------------------------
WARRANTS (0.00%)
--------------------------------------------------------------------------------
Hybridon Warrants*                                      92,359     $      2,309
                                                                   -------------
   TOTAL WARRANTS (cost $0)                                               2,309
                                                                   -------------

                                                         PAR
SHORT-TERM INVESTMENTS (1.8%)                          AMOUNT
--------------------------------------------------------------------------------
Associates Corp North America
 4.00%, 1/3/00                                      $2,500,000        2,500,000
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS (cost $2,500,000)                        2,500,000
                                                                   -------------
   TOTAL MARKET VALUE OF SECURITIES (100.2%)
    (cost $113,249,497)                                            $137,882,641
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS (-0.2%)                (302,918)
                                                                   -------------
NET ASSETS APPLICABLE TO 6,372,225 SHARES
 ($0.001 Par Value) OUTSTANDING - 100.0%                            137,579,723
                                                                   -------------
NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING              $      21.59
                                                                   =============
Common Stock, par value $.001 per share
 (authorized 20,000,000 shares), issued and outstanding
 6,372,225 shares                                                  $      6,372
Proceeds in excess of par value of shares issued                    115,452,394
Distribution in excess of net investment income                         (32,703)
Accumulated net realized loss on investments                         (2,479,484)
Net unrealized appreciation of investments                           24,633,144
                                                                   -------------
   TOTAL NET ASSETS                                                $137,579,723
                                                                   =============
* Non-Income producing securities.
+ Non-Income producing security. Security is currently in default.

The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
   Interest                                                          $3,347,255
   Dividends                                                          3,210,496
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                            6,557,751

EXPENSES:
   Management fees--Note C                                              985,156
   Directors fees                                                        69,154
   Professional fees                                                     49,372
   New York Stock Exchange fee                                           19,390
   Stock transfer & dividend disbursing fees                             19,170
   Custodian fees                                                         4,136
   Other                                                                  8,097
--------------------------------------------------------------------------------
                                                                      1,154,475
--------------------------------------------------------------------------------
Expenses paid indirectly--Note A                                        (15,655)
--------------------------------------------------------------------------------
   Total Operating Expenses                                           1,138,820

NET INVESTMENT INCOME                                                 5,418,931

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                     (2,014,005)
Net change in unrealized appreciation/depreciation of investments    35,494,440
Excise tax on undistributed realized gain--Note A                       (66,080)
--------------------------------------------------------------------------------
   NET REALIZED & UNREALIZED GAIN ON INVESTMENTS                     33,414,355
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $38,833,286
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
                                                    YEAR ENDED      YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31,
                                                       1999             1998
--------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                               $5,418,931       $6,158,314
Net realized loss on investments (net of taxes)     (2,080,085)        (122,439)
Net change in unrealized
 appreciation/depreciation of investments           35,494,440      (11,884,687)
--------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                       38,833,286       (5,848,812)

CHANGES FROM CAPITAL SHARE TRANSACTIONS:
Par value of shares issued under
 dividend reinvestment plan                                  -                9
Proceeds in excess of par value for shares issued
 under dividend reinvestment plan                            -          129,946
--------------------------------------------------------------------------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS              -          129,955

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders
 from net investment income                         (5,480,114)      (6,111,194)
--------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (5,480,114)      (6,111,194)
--------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS          33,353,172      (11,830,051)
--------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF YEAR                      104,226,551      116,056,602
--------------------------------------------------------------------------------
   NET ASSETS, END OF YEAR                        $137,579,723     $104,226,551
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                                            YEAR ENDED DECEMBER 31,
(SELECTED DATA FOR EACH COMMON STOCK                                        ------------------------------------------------------
OUTSTANDING THROUGHOUT THE YEAR)                                             1999       1998         1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                         $16.36      $18.24       $18.92      $18.71       $17.10
Income (loss) from investment operations:
Net investment income                                                        0.84        0.97         0.93        0.92         0.91
Net realized and unrealized gain (loss) on investments (net of taxes)        5.25       (1.89)        1.15        2.62         2.34
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                                          6.09       (0.92)        2.08        3.54         3.25

Less distributions:
Dividends from net investment income                                        (0.86)      (0.96)       (1.00)      (0.98)       (0.96)
Distributions from net realized gains                                           -           -        (1.76)      (2.35)       (0.68)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                                        (0.86)      (0.96)       (2.76)      (3.33)       (1.64)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                               $21.59      $16.36       $18.24      $18.92       $18.71
------------------------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Year                                        $16.00      $14.00       $17.81      $17.50       $16.75
Total Investment Return
   (based on Market Value)                                                 21.57%     (16.43%)      17.54%      24.36%       19.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)                                   $137,580     $104,227     $116,057    $120,431     $119,087
Ratio of expenses to average net assets                                     1.05%       1.15%        1.05%       1.05%        1.09%
Ratio of expenses to average net assets prior
   to expenses paid indirectly                                              1.06%       1.15%        1.05%       1.05%        1.09%
Ratio of net investment income to average net assets                        4.98%       5.52%        4.64%       4.50%        4.91%
Ratio of net investment income to average net assets
   prior to expenses paid indirectly                                        4.97%       5.52%        4.64%       4.50%        4.91%
Portfolio Turnover                                                        128.32%     151.68%      141.85%     134.85%      127.24%



The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

NOTE A--SUMMARY OF ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.

   Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between bid and offer. Securities for which quotations are not available are priced at "fair value," as discussed below. Money market instruments having less than 60 days to maturity at purchase are valued at amortized cost, which approximates market value.

   Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's Securities Valuation Committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable:

fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt).

   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

   Because of the inherent uncertainty of valuation, those estimated values might differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 1999, there were no private placement securities held by the Fund.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders.

   As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Security transactions are accounted for on the trade date. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. In addition, in the preparation of financial statements, management relies on the use of estimates where necessary.

   Distributions to common shareholders are recorded on the ex-dividend date.

   The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $15,655 for the year ended December 31, 1999. The expenses paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as expenses paid indirectly.

NOTE B--INVESTMENTS

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

   The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $136,545,278 and $133,414,266, respectively, for the year ended December 31, 1999.

NOTE C--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Lynch & Mayer, which is an affiliate of the Advisor, provides sub-advisory services for the Fund. In addition, Delaware Service Company, Inc., which is an affiliate of the Advisor, provides accounting services for the Fund. Both parties are paid directly by the Advisor.

   Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

NOTE D--INCOME TAXES

The cost of investments for federal income tax purposes is $113,920,461. At December 31, 1999, the aggregate gross unrealized appreciation on investments was $37,249,198 and the aggregate gross unrealized depreciation was $13,287,018.

   The Fund has a capital loss carryforward available to offset future realized gains in the amount of $1,808,520, which expires on December 31, 2007.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln Convertible Securities Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Lincoln Convertible Securities Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 22, 2000

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS              DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley      President, Bindley Capital Corporation; Director, Midas,
                       Inc., Strategic Equipment and Supply Corporation, Lincoln
                       National Income Fund, Inc., and Junior Achievement of
                       Chicago

Richard M. Burridge    Chairman, The Burridge Group, Inc.; Consultant,
                       Cincinnati Financial Corporation; Director, Lincoln
                       National Income Fund, Inc.; Chairman of the Board, Fort
                       Dearborn Income Securities, Inc.

Adela Cepeda           President, A.C. Advisory, Inc.; Commissioner, Chicago
                       Public Building Commission; Director, Lincoln National
                       Income Fund, Inc.; Director and Vice President, Harvard
                       Club of Chicago.

Roger J. Deshaies      Senior Vice President, Finance, Brigham and Women's
                       Hospital (Harvard Medical School teaching affiliate);
                       Corporate Director of Partners Health System; Director,
                       Lincoln National Income Fund, Inc.

Thomas N. Mathers      Director, Lincoln National Income Fund, Inc.; Vice
                       President and Director, OFC Meadowood Retirement
                       Community.

H. Thomas McMeekin     President and Director, Lincoln Investment Management,
                       Inc. and Lincoln National Income Fund, Inc.; Director,
                       The Lincoln National Life Insurance Company, Lincoln
                       National Investment Companies, Inc., Delaware
                       Management Holdings, Inc., and Vantage Investment
                       Advisors, Inc.; Executive Vice President and Chief
                       Investment Officer, Lincoln National Corporation;
                       Executive Vice President and Chief Investment Officer--
                       Fixed Income, Delaware Investments

Daniel R. Toll         Director, Kemper Insurance Companies, Lincoln National
                       Income Fund, Inc., and Wiss, Janney, Elstner Associates,
                       Inc.; Trustee, INEX Insurance Exchange

OFFICERS

H. Thomas McMeekin     President
David A. Berry         Vice President
Robert D. Schwartz     Vice President
Michael P. Bishof      Treasurer
Eric E. Miller         Secretary

CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT
AND REINVESTMENT PLAN AGENT

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City, NJ 07303-2500
1-800-317-4445

INVESTMENT ADVISOR

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN 46802
(219) 455-2210

INVESTMENT SUBADVISOR

Lynch & Mayer, Inc.
520 Madison Avenue
New York, NY 10022
(212) 758-1717

ADMINISTRATOR

Delaware Service Company, Inc.
1818 Market Street
Philadelpia, PA 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

STOCK EXCHANGE

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

   To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

   Shares will be held by Equiserve, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent. For additional information on the Plan, please write Equiserve, P.O. Box 2500, Jersey City, NJ 07303-2500, or call 1-800-317-4445.

                       This Page Intentionally Left Blank

LINCOLN INVESTMENT MANAGEMENT, INC.
200 EAST BERRY STREET
FORT WAYNE, INDIANA 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National Convertible Securities Fund, Inc.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

1999 Annual Report

Form 23296-1 2/00